Supplement to the Prospectus

Dated November 15, 1995

Kemper Defined Funds Series 31
Effective September 26, 1995, Kemper Unit Investment Trusts, a service of Kemper Securities, Inc., the Trusts' Sponsor and Evaluator, changed its name to EVEREN Unit Investment Trusts, a service of EVEREN Securities, Inc. Through an employee stock option plan, members of certain Kemper Corporation operating units acquired ownership of certain Kemper Corporation operating units, which included Kemper Securities, Inc. Due to this acquisition, EVEREN Securities, Inc. is not affiliated with Kemper Corporation or Kemper Financial Services, Inc. EVEREN Securities, Inc. is a wholly-owned subsidiary of EVEREN Capital Corporation.
As of January 15, 1996, Investors Fiduciary Trust Company will be replaced by The Bank Of New York as Trustee of the Trusts. The Bank of New York is a trust company organized under the laws of New York. The Bank of New York has its offices at 101 Barclay Street, New York, New York 10286, telephone (800) 701-8178. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law. Commencing January 15, 1996, Unitholder inquiries should be directed to the Bank of New York at the address and telephone number above.